________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 10, 2006

GSR MORTGAGE LOAN TRUST 2006-AR2

(Exact name of Issuing Entity as specified in its charter)

GS MORTGAGE SECURITIES CORP.

(Exact name of Depositor as specified in its charter)

GOLDMAN SACHS MORTGAGE COMPANY

(Exact name of Sponsor as specified in its charter)

Delaware	333-132809	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

This Form 8-K/A amends the Form 8-K of the Registrar dated April 28, 2006, and filed on May 15, 2006 and accepted on May 15, 2006 (the “Original Form 8-K”) for the purpose of filing Amendment No. 1, dated September 30, 2006 to the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and Residential Funding Corporation, as seller and servicer, filed as Exhibit 99.24 to the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.5.1
Amendment No. 1, dated September 30, 2006 to the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and Residential Funding Corporation, as seller and servicer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

Dated: October 10, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.5.1
Amendment No. 1, dated September 30, 2006 to the Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and Residential Funding Corporation, as seller and servicer